EXHIBIT 10.26

RELIANT PHARMACEUTICALS, INC.

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(Super-performance Option)

Unless otherwise defined herein, capitalized terms shall have the same meanings as set forth in the Reliant Pharmaceuticals, Inc. 2004 Equity Incentive Plan (as amended from time to time, the “Plan”).

NOTICE OF OPTION GRANT

Bradley T. Sheares
[to his last known address as shown on the records of the Company]

You (the “Participant”) have been granted an option to purchase Common Stock (the “Shares”) in the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Option Agreement”). The terms of your grant are set forth below:

Grant Date:		February 14, 2007

Vesting Commencement Date		January 15, 2007

Exercise Price per Share:		$22.00

Shares Granted:		100,000

Total Exercise Price:		$2,200,000

Type of Option:	[ ]	Incentive Stock Option

	[ ]	Non-Qualified Stock Option

Expiration Date:		January 14, 2017

Exercise and Vesting:

This Option is exercisable only to the extent that it is vested. This Option shall vest according to the following schedule:

Twenty percent (20%) of the One Hundred Thousand (100,000) Shares granted subject to the Option or Twenty Thousand (20,000) Shares shall vest on each anniversary of the Vesting Commencement Date, so long as the goals (as determined in the next two sentences of this paragraph) for the relevant year are satisfied in the reasonable discretion of the Committee. The goals for the first installment of Twenty Thousand (20,000) Shares shall be determined by the Committee in consultation with the Executive, no later than July 15, 2007. The goals for the remaining four (4) installments of Twenty Thousand (20,000) Shares each shall be determined by the Compensation Committee in consultation with the Executive no later than January 31 of each year in which the relevant installment Option is eligible for vesting. Failure to meet the goals for any year shall result in the related installment of the Option that otherwise would have vested in such year to be cancelled.

Termination Period:

Once vested, this Option may be exercised at any time prior to the Expiration Date as provided above.

I.                                         AGREEMENT

1.                                       Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth in the Notice of Option Grant, at the exercise price set forth in the Notice of Option Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan and the Stockholders’ Agreement dated April 1, 2004 (as amended from time to time, the “Stockholders’ Agreement”) which are incorporated herein by reference.

If designated in the Notice of Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as a Non-Qualified Stock Option to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of the Common Stock shall be determined as of the time the option with respect to such stock is granted.

2.                                       Exercise of Option.

(a)                                  Right to Exercise. This Option is exercisable as follows:

(i)                                     This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Option Grant. For purposes of this Option Agreement, this Option shall vest, except as otherwise provided herein, based on Participant’s continued performance of services for the Company or any of its Subsidiaries. If the Participant ceases to be an Employee, Director and Consultant of the Company and all of its Subsidiaries (such date being his “Termination of Service”), then any portion of the Option which is not vested shall terminate and shall not become exercisable.

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(ii)                                  This Option may not be exercised for fractional Shares;

(iii)                               In the event of Participant’s death, Disability or other Termination of Service from the Company and all Subsidiaries, the exercisability of the Option is governed by Section 5 below; and

(iv)                              In no event may this Option be exercised after the Expiration Date as set forth in the Notice of Option Grant.

(b)                                 Method of Exercise. This Option shall be exercisable by delivery of an executed Exercise Notice (in the form attached as Exhibit A). The Exercise Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be signed by the Participant and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

(c)                                  Compliance with Applicable Law. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares. However, for purposes of voting or rights to receive dividends, the Shares will not be considered issued to the Participant until the Participant is listed on the books and records of the Company as the holder of such Shares.

3.                                       Participant’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                       Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                  cash;

(b)                                 check;

(c)                                  with the consent of the Committee, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

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(d)                                 with the consent of the Committee, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(e)                                  with the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(f)                                    with the consent of the Committee, property of any kind which constitutes good and valuable consideration.

5.                                       Term of Option. To the extent that this Option is not vested at the date Participant incurs a Termination of Service, or if the Participant does not exercise this Option within the time specified herein, the unvested portion of the Option, or the Option, as applicable, shall terminate. This Option shall terminate on the date Participant incurs a Termination of Service for Cause (as defined in the Employment Agreement). Except as provided in this Section 5, this Option may be exercised only within the term set out in the Notice of Option Grant.

6.                                       Restrictions on Shares . Participant hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as set forth in the attached Exercise Notice.

7.                                       Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing if the Option is designated in the Notice of Option Grant as a Non-Qualified Stock Option, then the Option may be transferred to the Participant’s Immediate Family (as defined below); provided, however, that any such transfer is without payment of any consideration whatsoever, that no such transfer shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Option so transferred shall remain subject to the terms and conditions of this Option agreement. The terms of this Option shall be binding upon the executors, heirs, successors and assigns of the Participant. For this purpose “Immediate Family” shall mean Participant’s spouse, former spouse, children, step-children, grandchildren, siblings, parents, step-parents, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than as a tenant, guest or employee), or trusts in which any of the foregoing have more than a fifty percent interest, foundations in which the foregoing (or the Participant) control the management of assets or any other entity in which the foregoing persons (or the Participant) own more than fifty percent of the voting interests.

[Signature Page Follows]

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This Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

RELIANT PHARMACEUTICALS, INC.

By:

Name:

Title:

PARTICIPANT ACKNOWLEDGES AND AGREES THAT NEITHER THE TERMS AND PROVISIONS OF (A) THIS AGREEMENT, NOR (B) THE COMPANY’S 2004 EQUITY INCENTIVE PLAN (AS AMENDED), WHICH IS INCORPORATED BY REFERENCE HEREIN, SHALL EITHER (X) CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, OR (Y) INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT, CAUSE OR NOTICE.

Participant acknowledges receipt of a copy of the Plan and the Stockholders’ Agreement and represents that he is familiar with the terms and provisions thereof. Participant hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, the Stockholders’ Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

Dated: February 14, 2007
Bradley T. Sheares

Address:

[to his last known address as shown on the records of the Company]

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EXHIBIT A

RELIANT PHARMACEUTICALS, INC

2004 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Reliant Pharmaceuticals, Inc.
110 Allen Road
Liberty Corner, New Jersey  07938

Attention:  Secretary

1.                                       Exercise of Option. Effective as of today,                       ,           , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase (“Option”)        shares of Common Stock (the “Shares”) of Reliant Pharmaceuticals, Inc. (the “Company”) under and pursuant to the Reliant Pharmaceuticals, Inc. 2004 Equity Incentive Plan (as amended from time to time, the “Plan”) and the Stock Option Agreement dated as of February 14, 2007, (as amended from time to time, the “Option Agreement”).

2.                                       Representations of Participant. Participant, without further action on his or her part, by purchase of the Shares agrees to be deemed a party to, a signatory of and bound by the Stockholders’ Agreement dated April 1, 2004 (as amended from time to time, the “Stockholders’ Agreement”), and the Shares shall be subject to such rights and restrictions as contained therein. Participant acknowledges that he or she has received, read and understood the Plan, the Option Agreement, the Stockholders’ Agreement, and this Exercise Notice and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Exercise Notice.

3.                                       Rights and Obligations as a Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal provided in this Exercise Notice or otherwise in the Stockholders’ Agreement. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Notice and the Stockholders’ Agreement, and Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.                                       Participant’s Rights to Transfer Shares.

(a)                                  Limitations on Transfer. Participant may transfer Shares subject to the restrictions contained in this Section 4 and the Stockholders’ Agreement; provided, that prior to a Public Offering (as defined in Section 4(d)) no Shares may be transferred (i) to a direct competitor of the Company as determined by the Board of Directors, or (ii) for consideration other than cash.

(b)                                 Company’s Right of First Refusal. Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (including transfer by gift or operation of law, collectively a “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed Participant or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (iii) below.

(iii)                               Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent of the non-cash consideration will be determined by the Committee in good faith.

(iv)                              Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then subject to any rights of first refusal or other restrictions on transfer contained in the Stockholders’ Agreement, the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing to the provisions of this Section and shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred. The Company’s Right of First Refusal as contained herein shall be in addition to and arise prior to any rights of first refusal contained in the Stockholders’ Agreement.

(c)                                  Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family or the Participant’s Immediate Family’s trusts, foundations, partnerships and other family entities (as defined in the Option Agreement) shall be exempt from the Right of First Refusal. In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section 4, Section 5, and the Stockholders’ Agreement, as applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(d)                                 Termination of Right of First Refusal. The Right of First Refusal and the restrictions on transfer set forth in Section 4(a) shall terminate as to all Shares ninety (90) days after a sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (a “Public Offering”).

5.                                       Company Call Right.

(a)                                  If Participant ceases to provide services to the Company and its Subsidiaries for any reason, the Company shall have the right to purchase any or all of the Shares then held by a Holder at a price equal to the Fair Market Value (as defined in the Plan) of the Shares on the date on which the Participant ceases to provide such services (the “Call Right”).

(b)                                 The Company may exercise the Company Call Right by delivering personally or by registered mail to Holder, within ninety (90) days of the date on which Participant ceases to provide services to the Company and its Subsidiaries, a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.

(c)                                  At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Holder stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)                                 If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety (90) days following the date on which Participant ceases to provide services to the Company and its Subsidiaries, the Company Call Right shall terminate.

(e)                                  The Company Call Right shall terminate as to all Shares ninety (90) days after a Public Offering.

6.                                       Lock-Up Period. Participant hereby agrees that if so requested by the Company (or any successor thereto) or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7.                                       Spousal Consent. As a further condition to the Company’s and Participant’s obligations under this Exercise Notice, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C.

8.                                       Restrictive Legends and Stop-Transfer Orders.

(a)                                  Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE AND THE STOCKHOLDERS AGREEMENT DATED APRIL 1, 2004, AS AMENDED FROM TIME TO TIME BY AND BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF

WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Stockholders’ Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9.                                       No Right to Employment. PARTICIPANT ACKNOWLEDGES AND AGREES THAT NEITHER THE TERMS AND PROVISIONS OF (A) THIS EXERCISE NOTICE, NOR (B) THE COMPANY’S 2004 EQUITY INCENTIVE PLAN (AS AMENDED), WHICH IS INCORPORATED BY REFERENCE HEREIN, SHALL EITHER (X) CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, OR (Y) INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT, CAUSE OR NOTICE.

10.                                 Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, successors, and assigns.

11.                                 Arbitration. Except as provided in Section 13 hereof, in the event that there shall be a dispute among the parties arising out of or relating to this Agreement, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration in Newark, New Jersey, administered by the American Arbitration Association (the “AAA”), in accordance with AAA’s Commercial Arbitration Rules, to which shall be added the provisions of the Federal Rules of Civil Procedure relating to the Production of Evidence, and the parties agree that the arbitrators may impose sanctions in their discretion to enforce compliance with discovery and other obligations. Such arbitration shall be presided over by a single arbitrator. If the Participant, on the one hand, and the Company, on the other hand, do not agree on the arbitrator within fifteen (15) days after a party requests arbitration, the arbitrator shall be selected by the Participant and the Company from a list of five (5) potential arbitrators provided by AAA. Such list shall be provided within twenty five (25) days of the request of any party for arbitration. The party requesting arbitration shall delete one name from the list. The other party shall delete one name from the list. This process shall then be repeated in the same order, and the last remaining person on the list shall be the arbitrator. This selection process shall take place within the two

(2) business days following both parties’ receipt of the list of five (5) potential arbitrators. Hearings in the arbitration proceedings shall commence within twenty (20) days of the selection of the arbitrator or as soon thereafter as the arbitrator is available. The arbitrator shall deliver his or her opinion within twenty (20) days after the completion of the arbitration hearings. The arbitrator’s decision shall be final and binding upon the parties, and may be entered and enforced in any court of competent jurisdiction by either of the parties. The arbitrator shall have the power to grant temporary, preliminary and permanent relief, including without limitation, injunctive relief and specific performance. The arbitrator’s fees and expenses shall be paid by the Company.

12.                                 Attorney’s Fees. Without limiting Section 11 above, if any arbitration, proceeding, or other action is brought under this Agreement, each party shall pay their own attorneys’ fees and costs in that arbitration, proceeding, or action.

13.                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state. The parties irrevocably agree that all actions to enforce an arbitrator’s decision pursuant to Section 11 of this Agreement shall be instituted and litigated only in federal, state or local courts sitting in Newark, New Jersey and each of such parties hereby consents to the exclusive jurisdiction and venue of such court and waives any objection based on forum non conveniens.

14.                                 WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE, RELEASE AND RELINQUISH ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS TO ENFORCE AN ARBITRATOR’S DECISION PURSUANT TO SECTION 11 OF THIS AGREEMENT.

15.                                 Severability. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

16.                                 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party. Participant further agrees to notify the Company upon any change in the residence address indicated below.

17.                                 Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

18.                                 Delivery of Payment. Participant herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

19.                                 Entire Agreement. The Plan, Stockholders’ Agreement, Option Agreement, and Employment Agreement are incorporated herein by reference. The Plan, Stockholders’ Agreement, Option Agreement, Employment Agreement, Investment Representation Statement and this Exercise Notice, if applicable, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

Submitted by:	Accepted by:

PARTICIPANT:	RELIANT PHARMACEUTICALS, INC.

By:
Bradley T. Sheares

Address:	Its:
[to his last known address as shown on the records of the Company]

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:		BRADLEY T. SHEARES

COMPANY	:	RELIANT PHARMACEUTICALS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	100,000

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                  Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant has received and read the financial information provided by the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with the managers, officers and other management personnel of the Company. Participant has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the risks, terms and conditions of this investment.

(b)                                 Participant (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in these Securities, (ii) is able to bear the complete loss of his investment in these Securities, and (iii) is an “accredited investor” as that term is defined in Rule 501(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”).

(c)                                  Participant is acquiring these Securities for investment purposes for Participant’s own account only and not with a view to distributing or resale of all or any part thereof in any transaction which would constitute a “distribution” within the meaning of the Securities Act. Participant acknowledges that none of the Securities have been registered under the Securities Act and, except as may be specifically agreed to by the Company, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission with respect to all or any part of such Securities.

Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

Signature of Participant:

Bradley T. Sheares

Date:	,

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EXHIBIT C

CONSENT OF SPOUSE

I,                 , spouse of Bradley T. Sheares, have read and approve the foregoing Exercise Notice. In consideration of granting of the right to my spouse to purchase Common Stock of Reliant Pharmaceuticals, Inc. as set forth in the Option Agreement and the Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and the Exercise Notice and agree to be bound by the provisions of the Option Agreement and the Exercise Notice insofar as I may have any rights in said Option Agreement and Exercise Notice or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Signature of Spouse:

Date: